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                       SPECIAL OWNERSHIP OPTION PROGRAM
                                  RON HOGE

TERM:               10 year non-qualified stock option.

VESTING:            Dependent on meeting individual ownership target.

                    Option vests 100% between 24 and 36 months after grant when target is met.

                    If 36 months pass without target being achieved, the option doesn't vest until 7 years after grant date.

OWNERSHIP:          Shares counted as ownership include:

                    Restricted shares not yet vested
                    - 401K purchases
                    - Deferral Investment Plan and Deposits in Stock
                    - Outright market purchases

                    Note: Shares acquired through option exercise of grants made after 1989 do not count.

OWNERSHIP TARGET:   Ownership target equals 90% of shares derived from table
                    below:

                    ------------------------------------------------------------
                    Years as
                    an Officer  Target Ownership as a Multiple of Base Salary
                    ------------------------------------------------------------
                    10+         2.0          2.5          3.0           3.5
                    5 to 9      1.0          1.5          2.0           2.5
                    0-4         0.5          1.0          1.5           2.0
                                ---          ---          ---           ---
                    LESS THAN $150,000   $151,000 to   $201,000 to  GREATER THAN
                                         $200,000      $250,000       $250,000

                    If current ownership shortfall has a value less than .9X base salary, then the target is raised so that the Delta is .9X base salary.

                    At least 1/4 of shares acquired to meet the goal must come from outright market purchases.

INDIVIDUAL TARGET:  Your individual target summary:

                    Total Target    Current     Shortfall      Outright Purchase
                     Ownership     Ownership    to Acquire        Requirement
                    ------------   ---------    ----------     -----------------
                     152,335       121,300       31,035             7,759
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                                MAGNETEK, INC.
                     NON-QUALIFIED STOCK OPTION AGREEMENT

      FOR GOOD AND VALUABLE CONSIDERATION, MAGNETEK, INC., a Delaware corporation, hereby irrevocably grants to the Optionee named below the non-qualified stock option (the "Option") to purchase any part or all of the specified number of shares of its $0.01 par value Common Stock upon the terms and subject to the conditions set forth in this Agreement, at the specified purchase price per share without commission or other charge. The Option is granted pursuant to the plan specified below (the "Plan") and the Standard Terms and Conditions promulgated under such Plan. The terms of the Plan and such Standard Terms and Conditions are hereby incorporated herein by reference and made a part of this Agreement. The Committee shall have the power to interpret this Agreement.

The Plan:                          Second Amended and Restated 1989 Incentive
                                   Stock Compensation Plan of MagneTek, Inc.

Name of Optionee:                  Ronald N. Hoge

Social Security Number:            ###-##-####

Number of Shares covered by
Option (subject to lapse
provisions and other limitations
on exercisability in accordance
with the terms of the Plan):       30,000

Purchase Price Per Share:          $13.8125

Minimum Number of Shares Per
Partial Exercise:                  100 Shares

The Option shall become
exercisable as follows:            Except as provided in the following
                                   paragraph, the Option shall become fully exercisable as of January 27, 2004.

                                   In the event the Ownership Target in the Special Ownership Option Program provided to Optionee by letter is satisfied prior to January 27, 2000, the Option shall become fully exercisable on the later of (i) January 27, 1999 and (ii) the date, prior to January 27, 2000, on which such Ownership Target is so satisfied.

Date of this Agreement (grant
date):                             January 27, 1997

MAGNETEK, INC.                     ____________________________________________
                                   Optionee Signature

                                   Address (please print):
By ___________________________     ____________________________________________

By ___________________________     ____________________________________________

                                   ____________________________________________